UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 12(b) or (g) of
the Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)): December 29, 2008 (June 2, 2008)

First Reliance Bancshares, Inc.

(Exact name of registrant specified in its charter)

South Carolina	000-49757	80-0030931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2170 West Palmetto Street Florence, South Carolina 29501

(Address of principal executive offices)

Registrant’s telephone number, including area code (843) 656-5000

[not applicable]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02(c) Appointment of Chief Operating Officer

On June 2, 2008 Craig S. Evans was appointed Chief Operating Officer of First Reliance Bank (the “Bank”), the wholly owned banking subsidiary of First Reliance Bancshares, Inc.  Mr. Evans has been a banker since 1984, most recently with Bank of America as Community Market President, East Carolina, which he joined in 2004.  Mr. Evans is 46 years old.

Item 5.02(e)  Compensatory Arrangements of Certain Officers

Amendment of Compensation Arrangements.  On December 3, 2008 First Reliance Bancshares, Inc. and the Bank entered into an amendment of the Employment Agreements and Salary Continuation Agreements of President and Chief Executive Officer F.R. Saunders, Senior Vice President and Chief Financial Officer Jeffrey A. Paolucci, and Senior Vice President Paul C. Saunders.  On the same date the Bank entered into an amendment of the Director Retirement Agreements of Directors Leonard A. Hoogenboom, John M. Jebaily, Andrew G. Kampiziones, C. Dale Lusk, A. Dale Porter, and A. Joe Willis.  The principal reason for the amendments is to ensure compliance with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”), including the final regulations issued by the Internal Revenue Service.  IRC section 409A governs the deferral under nonqualified compensation plans of compensation that is earned by a director, officer, or employee in one year but payable in a future year.  IRC section 409A imposes new requirements having to do with deferral elections, payment events, and payment elections.

This summary of the agreement amendments is qualified in its entirety by reference to the exhibits attached hereto or incorporated herein by reference.

Item 9.01(d) Exhibits

10.7
Employment Agreement with F.R. Saunders Jr., dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.7, filed on April 2, 2007)

10.7A	First Amendment of the Employment Agreement with F.R. Saunders Jr., dated December 3, 2008 (filed herewith)
10.8
Salary Continuation Agreement with F.R. Saunders Jr., dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.8, filed on April 2, 2007)

10.8A	First Amendment of the Salary Continuation Agreement with F.R. Saunders Jr., dated December 3, 2008 (filed herewith)
10.11
Employment Agreement with Jeffrey A. Paolucci, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.11, filed on April 2, 2007)

10.11A	First Amendment of the Employment Agreement with Jeffrey A. Paolucci, dated December 3, 2008 (filed herewith)
10.12
Salary Continuation Agreement with Jeffrey A. Paolucci, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.12, filed on April 2, 2007)

10.12A	First Amendment of the Salary Continuation Agreement with Jeffrey A. Paolucci, dated December 3, 2008 (filed herewith)
10.14
Employment Agreement with Paul C. Saunders, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.14, filed on April 2, 2007)

10.14A	First Amendment of the Employment Agreement with Paul C. Saunders, dated December 3, 2008 (filed herewith)
10.15
Salary Continuation Agreement with Paul C. Saunders, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.15, filed on April 2, 2007)

10.15A	First Amendment of the Salary Continuation Agreement with Paul C. Saunders, dated December 3, 2008 (filed herewith)
10.17
Form of Director Retirement Agreement with Directors Leonard A. Hoogenboom, John M. Jebaily, Andrew G. Kampiziones, C. Dale Lusk, A. Dale Porter, T. Daniel Turner, and A. Joe Willis (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.17, filed on April 2, 2007)

10.17A
First Amendment of the Director Retirement Agreement, dated December 3, 2008 and entered into with each of Directors Leonard A. Hoogenboom, John M. Jebaily, Andrew G. Kampiziones, C. Dale Lusk, A. Dale Porter, and A. Joe Willis (filed herewith)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Reliance Bancshares, Inc.

Date: December 29, 2008	/s/ Jeffrey A. Paolucci
Jeffrey A. Paolucci
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.7
Employment Agreement with F.R. Saunders Jr., dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.7, filed on April 2, 2007)

10.7A	First Amendment of the Employment Agreement with F.R. Saunders Jr., dated December 3, 2008 (filed herewith)
10.8
Salary Continuation Agreement with F.R. Saunders Jr., dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.8, filed on April 2, 2007)

10.8A	First Amendment of the Salary Continuation Agreement with F.R. Saunders Jr., dated December 3, 2008 (filed herewith)
10.11
Employment Agreement with Jeffrey A. Paolucci, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.11, filed on April 2, 2007)

10.11A	First Amendment of the Employment Agreement with Jeffrey A. Paolucci, dated December 3, 2008 (filed herewith)
10.12
Salary Continuation Agreement with Jeffrey A. Paolucci, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.12, filed on April 2, 2007)

10.12A	First Amendment of the Salary Continuation Agreement with Jeffrey A. Paolucci, dated December 3, 2008 (filed herewith)
10.14
Employment Agreement with Paul C. Saunders, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.14, filed on April 2, 2007)

10.14A	First Amendment of the Employment Agreement with Paul C. Saunders, dated December 3, 2008 (filed herewith)
10.15
Salary Continuation Agreement with Paul C. Saunders, dated November 24, 2006 (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.15, filed on April 2, 2007)

10.15A	First Amendment of the Salary Continuation Agreement with Paul C. Saunders, dated December 3, 2008 (filed herewith)
10.17
Form of Director Retirement Agreement with Directors Leonard A. Hoogenboom, John M. Jebaily, Andrew G. Kampiziones, C. Dale Lusk, A. Dale Porter, T. Daniel Turner, and A. Joe Willis (incorporated by reference to the Annual Report on Form 10-K/A for the year ended December 31, 2006, Exhibit 10.17, filed on April 2, 2007)

10.17A
First Amendment of the Director Retirement Agreement, dated December 3, 2008 and entered into with each of Directors Leonard A. Hoogenboom, John M. Jebaily, Andrew G. Kampiziones, C. Dale Lusk, A. Dale Porter, and A. Joe Willis (filed herewith)